Exhibit 10.18
Indemnification Agreements
The following current directors of NuPathe Inc. are each a party to an Indemnification Agreement with NuPathe Inc. consistent in all material respects with the Form of Indemnification Agreement which is filed as Exhibit 10.17 to Amendment No. 1 to NuPathe Inc.’s Registration Statement on Form S-1 filed June 15, 2010.
Michael Cola
Jeanne Cunicelli
Michael C. Diem, MD
John H. Dillon, II
Jane H. Hollingsworth
Richard S. Kollender
Gary J. Kurtzman, MD